Exhibit 10.15

FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT This First Amendment to Executive Employment Agreement (this "Amendment" ), dated as of April 3, 2026 (the "Amendment Effective Date" ), is entered into by and between Z SQUARED INC. , a Wyoming corporation (together with its successors and assigns, the "Company" ), and Brian Cogley (the "Executive" ). WHEREAS , the Company and the Executive are parties to that certain Executive Employment Agreement, dated as of June 11, 2025 (the "Agreement" ); and WHEREAS , the Company and the Executive desire to amend the Agreement to increase the Base Salary of the Executive as set forth herein. NOW, THEREFORE , in consideration of the mutual covenants, promises, and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows : 1. Amendment to Section 3(a) – Base Salary. Section 3(a) of the Agreement is hereby amended by deleting the sentence "As of January 1, 2026 the Executive's Base Salary shall be a rate of $200,000 per annum." in its entirety and replacing it with the following: "As of January 1, 2026, the Executive's Base Salary shall be a rate of $250,000 per annum , to be paid in periodic installments in accordance with the Company's customary payroll practices and applicable wage payment laws." 2. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Agreement shall remain unchanged and in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control. 3. Capitalized Terms. All capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Agreement. 4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Electronic or digital signatures shall be deemed valid and binding to the same extent as original signatures. 5. Governing Law. Docusign Envelope ID: 2AF99A46 - F6FE - 4241 - 9B94 - A6EDF88DC79F

This Amendment shall be governed by and construed in accordance with the laws of the State of Wyoming, without regard to its conflict of laws principles. [Signature Page Follows] Docusign Envelope ID: 2AF99A46 - F6FE - 4241 - 9B94 - A6EDF88DC79F

[Signature Page to First Amendment to Executive Employment Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date first written above. Z SQUARED INC. By: Name: David Halabu Title: Chief Executive Officer Date: April 3, 2026 EXECUTIVE By: Name: Brian Cogley Title: Chief Financial Officer Date: April 3, 2026 Docusign Envelope ID: 2AF99A46 - F6FE - 4241 - 9B94 - A6EDF88DC79F